UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

HELIOS TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-40935	59-2754337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7456 16th St E
Sarasota, Florida		34243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 362-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, Helios Technologies, Inc. (the “Company”) announced publicly that its Board of Directors (the “Board”) appointed Ian Walsh to serve as a member of the Board, effective June 5, 2025 (the “Effective Date”). Mr. Walsh will serve as a member of the class of directors whose term will expire at the 2026 Annual Meeting of Shareholders. The Board also appointed Mr. Walsh to serve on the Board’s Audit Committee and Governance (formerly ESG) Committee.

There are no arrangements or understandings between Mr. Walsh and any other persons pursuant to which Mr. Walsh was appointed as a director, and Mr. Walsh is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933. Mr. Walsh’s compensation will be consistent with other non-employee members of the Board, on a prorated basis, which is described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 23, 2025, and as may be amended from time to time by the Board.

Item 7.01 Regulation FD.

On June 11, 2025, the Company issued a press release announcing the appointment of Mr. Walsh to the Board, as described under Item 5.02, above. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated June 11, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Date:	June 11, 2025	By:	/s/ Sean Bagan
Sean Bagan President, Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)